Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 27, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019

JPMORGAN SMALL CAP VALUE PORTFOLIO

Dennis S. Ruhl no longer serves as portfolio manager of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Wonseok Choi, Jonathan L. Tse, Akash Gupta and Lindsey Houghton each serve as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Phillip D. Hart, CFA, Managing Director of JPMIM, has managed the Portfolio since 2013. Wonseok Choi, Managing Director of JPMIM, Jonathan L. Tse, CFA, Executive Director of JPMIM, Akash Gupta, CFA, Executive Director of JPMIM, and Lindsey Houghton, Executive Director of JPMIM, have each managed the Portfolio since November 2019.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the fifth, sixth and seventh paragraphs are deleted in their entirety and replaced with the following:

The Portfolio’s portfolio managers are Phillip D. Hart, CFA, Wonseok Choi, Jonathan L. Tse, CFA, Akash Gupta, CFA, and Lindsey Houghton.

Mr. Hart, Managing Director of JPMIM, is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for the U.S. Behavioral Finance Equity Group at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group.

Mr. Choi, Managing Director, is the head of quantitative research for the U.S. Behavioral Finance Equity Group. He is responsible for conducting quantitative research on proprietary models utilized in portfolio management. He has been employed by the firm since 2006.

Mr. Tse, Executive Director, is a member of the quantitative research team for the U.S. Equity Behavioral Finance Strategies Group. He has been employed by the firm since 2004 and was previously an analyst in the U.S. Equity Behavioral Finance Group.

Mr. Gupta, Executive Director, is an analyst in the U.S. Behavioral Finance Small and Mid-Cap Equity Group. He has been a member of the U.S. Behavioral Finance Small and Mid-Cap Equity Group since 2008 and has been employed by the firm since 2004. Prior to becoming a member of the U.S. Behavioral Finance Small and Mid-Cap Equity Group, he worked in the sell-side Equity Research Group.

Mr. Houghton, Executive Director, is a portfolio manager in the U.S. Behavioral Finance Small and Mid-Cap Equity Group. He was previously a senior analyst on the Bear Stearns quantitative equity team and has been employed by the firm since 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE